Exhibit 10.16

WARRANT CERTIFICATE

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATIONS UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF CLAUSE (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

THESE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE SHARES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATIONS UNDER THE U.S. SECURITIES ACT.

THE WARRANTS REPRESENTED HEREBY WILL BE VOID AND OF NO VALUE AFTER 5:00 P.M. (TORONTO TIME) ON JANUARY 17, 2021 UNLESS HOLDER HAS EXERCISED ITS RIGHTS PRIOR THERETO.

IANTHUS CAPITAL HOLDINGS, INC.

(Incorporated under the laws of British Columbia)

Certificate Number:	Warrants to Purchase Shares

COMMON SHARE PURCHASE WARRANTS

THIS IS TO CERTIFY THAT, for value received, GEORGE YAPP, or its lawful assignee (the “Holder”) is entitled to subscribe for and purchase (i) on or prior to June 29, 2018, up to 50,181 Class A convertible restricted voting shares in the capital of iAnthus Capital Holdings Inc. (the “Company”), or (ii) at any time after June 29, 2018 and on or before 5:00 p.m. Toronto time on January 17, 2021 (the “Expiry Date”), up to 50,181 fully paid and non-assessable common shares without par value in the capital of the Company, (collectively the “Shares” and individually, a “Share”), at a price of $1.9928 per Share. This Warrant is subject to the provisions of the Terms and Conditions attached hereto as SCHEDULE “A” and forming part hereof.

The rights represented by this Warrant Certificate may be exercised by the Holder, in whole or in part (but not as to a fraction of a Share) by surrender of this Warrant Certificate (properly endorsed as required), together with a Warrant Exercise Form in the form attached hereto as APPENDIX “B’, duly completed and executed, to the Company at 420 Lexington Avenue, Suite 414, New York, New York I 0170, United States (Attention: Chief Financial Officer), or such other address as the Company may from time to time in writing direct, together with a certified cheque or bank draft payable to or to the order of the Company in payment of the purchase price of the number of Shares subscribed for. The Holder is advised to read “Instruction to Holders” attached hereto as APPENDIX “A” for details on how to complete the Warrant Exercise Form (as such term is defined in SCHEDULE “A”).

IN WITNESS WHEREOF the Company this Warrant Certificate to be executed by its duly authorized office, this day of            , 2018

iANTHUS CAPITAL HOLDINGS, INC.

SCHEDULE “A”

TERMS AND CONDITIONS

ATI ACHED TO COMMON SHARE PURCHASE WARRANTS

ISSUED BY iANTHUS CAPITAL HOLDINGS, INC.

(the “Company”)

Each Warrant of the Company, whether single or part of a series, is subject to these Terms and Conditions as they were at the date of issue of the Warrant.

PART l

DEFINITIONS AND INTERPRETATION

Definitions

Section 1.1 In these Terms and Conditions, except as otherwise expressly provided herein, the following words and phrases will have the following meanings:

(a)	“Company” means iAnthus Capital Holdings, Inc., a corporation incorporated under the Business Corporations Act (British Columbia) and includes any successor corporations;

(b)	“Company’s auditor” means the accountant duly appointed as auditor of the Company;

(c)	“Exercise Price” means $1.9928 per Share or as may be adjusted pursuant to Section S;

(d)	“Expiry Date” means January 17, 2021;

(e)	“Expiry Time” means 5:00 p.m. (Toronto time) on the Expiry Date;

(f)	“Holder” means the registered holder of a Warrant;

(g)	“Joint Actors” has the meaning ascribed thereto in Section 7.1;

(h)	“person” means an individual, corporation, partnership, trustee or any unincorporated organization, and words importing persons have a similar meaning;

(i)	“Shares” or “shares” means the common shares or Class A convertible restricted voting shares, as the case may be, in the capital of the Company as constituted at the date of issue of a Warrant and any shares resulting from any event referred to in Section 4.8;

(j)	“Warrant” means a warrant as evidenced by the certificate, one (1) Warrant entitles the Holder to purchase one (1) common share at any time after June 29, 2018 and prior to the Expiry Date, or one (1) Class A convertible restricted voting share at any time on or prior to June 29, 2018, as the case may be, of the Company (subject to adjustment) at the Exercise Price set forth on the Warrant Certificate;

(k)	“Warrant Certificate” means the certificate evidencing the Warrant; and

(1)	“Warrant Exercise Form” means APPENDIX “B” hereof.

Interpretation

Section 1.2 In these Terms and Conditions, except as otherwise expressly provided herein:

(a)	the words “herein”, “hereof’, and “hereunder” and other words of similar import refer to this Warrant Certificate as a whole and not to any particular Part, clause, subclause or other subdivision;

(b)	a reference to a Part or a Section means a Part or a Section, as applicable, of these Terms and Conditions;

(c)	the headings are for convenience only, do not form a part of these Terms and Conditions and are not intended to interpret, define or limit the scope, extent or intent of these Terms and Conditions or any of its provisions;

(d)	all dollar amounts referred to herein are expressed in United States dollars funds;

(e)	time will be of the essence hereof; and

(f)	words importing the singular number include the plural and vice versa, and words importing the masculine gender include feminine and neuter genders.

Applicable Law

Section 1.3 The Warrants will be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable thereto and will be treated in all respects as legal contracts under the laws of the Province of British Columbia.

PART2

ISSUE OF WARRANTS

Additional Warrants

Section 2.1 The Company may at any time and from time to time issue Warrants or grant options or similar rights to purchase shares of in its capital.

Issue in Substitution for Lost Warrants

Section 2.2 In case a Warrant Certificate will become mutilated, lost, destroyed or stolen, the Company in its discretion may issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen in exchange for, and in place of, and upon cancellation of, such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the Warrants represented by such substituted Warrant Certificate will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants of the same issue. The Company may charge a reasonable fee for the issuance and delivery of a new Warrant Certificate.

Section 2.3 The applicant for the issue of a new Warrant Certificate pursuant hereto will bear the cost of the issue thereof and in the case of loss, destruction or theft furnish to the Company such evidence of ownership, and of loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company in its discretion; and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion and will pay the reasonable charges of the Company in connection therewith.

Holder not a Shareholder

Section 2.4 The holding of a Warrant will not constitute the Holder a shareholder of the Company, nor entitle the Holder to any right or interest in respect thereof, except as expressly provided in the Warrant Certificate.

Securities Law Exemption

Section 2.5 The Holder acknowledges and agrees that the Warrants and any Shares issued pursuant to the exercise of any Warrants have been or will be issued only on a “private placement” basis and that the Company has no obligation to, and does not intend to, file any prospectus or registration statement in any jurisdiction in order to qualify any of such Warrants and/or Shares for resale.

PART3

OWNERSHIP

Exchange of Warrants

Section 3.1 A Warrant Certificate in any authorized denomination, upon compliance with the reasonable requirements of the Company, may be exchanged for a Warrant Certificate(s) in any other authorized denomination of the same issue entitling the Holder to purchase an equal aggregate number of Shares at the same Exercise Price and on the same terms as the Warrant Certificate so exchanged.

Section 3.2 Warrants may be exchanged only with the Company. Any Warrants tendered for exchange will be surrendered to the Company and cancelled.

Section 3.3 The Warrants are transferable by the Holder completing and submitting to the Company a completed and duly executed Warrant Transfer Form.

Charges for Exchange

Section 3.4 On exchange of Warrants, the Company, except as otherwise herein provided, may charge a reasonable fee for each new Warrant Certificate issued, and payment of any transfer taxes or governmental or other charges required to be paid will be made by the party requesting such exchange.

Ownership of Warrants

Section 3.5 The Company may deem and treat the Holder of a Warrant as the absolute owner of such Warrant for all purposes and will not be affected by any notice or knowledge to the contrary.

Notice to Holder

Section 3.6 Unless herein otherwise expressly provided, any notice to be given hereunder to a Holder will be deemed to be validly given, if mailed to the address of the Holder as set out on the Warrant Certificate. Any notice so given will be deemed to have been received five days from the date of mailing to the Holder or any market intermediary then holding the Warrants of the Holder in any trust account.

PART4

EXERCISE OF WARRANTS

Method of Exercise of Warrants

Section 4.1 The right to purchase Shares conferred by a Warrant may be exercised by the Holder surrendering the Warrant Certificate, together with a duly completed and executed Warrant Exercise Form and a certified cheque or bank draft payable to, or to the order of the Company at the address as set out on the Warrant Certificate, for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of Canada to the Company at the address as set out on the Warrant Exercise Form.

Effect of Exercise of Warrants

Section 4.2 Upon surrender and payment as aforesaid, the shares so subscribed for will be deemed to have been issued, and the Holder will be deemed to have become the holder of such shares on the date of such surrender and payment, and such shares will be issued at the Exercise Price as may be adjusted in the events and in the manner described herein.

Section 4.3 Within two business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person in whose name the shares are directed to be registered as specified in such Warrant Exercise Form, or if no such direction is given, the Holder, a certificate for the appropriate number of shares not exceeding those which the Holder is entitled to purchase pursuant to the Warrant Certificate surrendered.

Subscription for Less than Entitlement

Section 4.4 A Holder may purchase a number of Shares less than the number which the Holder is entitled to purchase pursuant to the surrendered Warrant Certificate. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant Certificate, the Holder, upon exercise thereof, will, in addition to certificates representing shares issued on such exercise, and be entitled to receive a new Warrant Certificate in respect of the balance of the shares which the Holder was entitled to purchase pursuant to the surrendered Warrant Certificate but which were not then purchased.

Warrants for Fractions of Shares

Section 4.5 To the extent that a Holder is entitled to receive on the exercise or partial exercise thereof a fraction of a Share, such right may be exercised in respect of such fraction only in combination with another Warrant which in the aggregate will entitle the Holder to receive a whole number of Shares.

Expiration of Warrants

Section 4.6 After the Expiry Date, all rights under the Warrants will wholly cease and terminate, and the Warrants will thereupon be void and of no effect.

Exercise Price

Section 4.7 The price per Share which must be paid to exercise a Warrant is the Exercise Price, as may be adjusted in the events and in the manner described herein.

Class of Securities

Section 4.8 Notwithstanding anything contained in this SCHEDULE “A” or the Warrant Certificate to which the SCHEDULE “A” is attached, if the Warrants, or any of them, are exercised on or prior to June 29, 2018, then the Shares issued upon exercise of the Warrants will be Class A convertible restricted voting shares in the capital of the Company. If the Warrants, or any of them, are exercised after June 29, 2018 then the Shares issued upon exercise of the Warrants will be common shares in the capital of the Company.

PARTS

ADJUSTMENTS AND ACCELERATION

Section 5.1 Adjustments

(1)	Definitions: For the purposes of this Part 5, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this subsection:

(a)	“Adjustment Period” means the period commencing on the date of issue of this Warrant and ending at the Expiry Time;

(b)	“Current Market Price” means the price per share equal to the weighted average price at which the Shares have traded on the Canadian Securities Exchange or a senior stock exchange or, if the Shares are not then listed on such an exchange, in the over-the-counter market, during the period of any twenty (20) consecutive trading days ending not more than five (5) business days before such date;

(c)	“director” means a director of the Company at the relevant time and, unless otherwise specified herein, a reference to action “by the directors” means action by the directors of the Company as a board or, whenever empowered, action by any committee of the directors of the Company; and

(d)	“trading day” with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

(2)	Adjustments: The Exercise Price and the number of Shares issuable to the Holder pursuant to this Warrant shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If at any time during the Adjustment Period the Company shall:

(i)	fix a record date for the issue of, or issue, Shares to the holders of all or substantially all of the outstanding Shares by way of a stock dividend;

(ii)	fix a record date for the distribution to, or make a distribution to, the holders of all or substantially all of the Shares payable in Shares or securities exchangeable or exercisable for or convertible into Shares;

(iii)	subdivide the outstanding Shares into a greater number of Shares; or

(iv)	consolidate the outstanding Shares into a lesser number of Shares;

(any of such events in subclauses 5.1(2)(a)(i), 5.1(2)(a)(ii), 5.1(2)(a)(iii) and 5.1(2)(a)(iv) above being herein called a “Share Reorganization”), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Shares are determined for the purposes of the Share Reorganization and the effective date of the Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

(A)	the numerator of which shall be the number of Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Share Reorganization; and

(B)	the denominator of which shall be the number of Shares which will be outstanding immediately after giving effect to such Share Reorganization (including in the case of a distribution of securities exchangeable or exercisable for or convertible into Shares, the number of Shares that would be outstanding had such securities all been exchanged or exercised for or converted into Shares on such date).

To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 5.1(2)(a) as a result of the fixing by the Company of a record date for the distribution of securities exchangeable for or convertible into Shares, the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange or conversion right to the Exercise Price which would then be in effect based upon the number of Share actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right. If the Holder has not exercised its right to subscribe for and purchase Shares on or prior to the record date of such stock dividend or distribution or the effective date of such subdivision or consolidation, as the case may be, upon the exercise of such right thereafter shall be entitled to receive and shall accept in lieu of the number of Shares then subscribed for and purchased by the Holder, at the Exercise Price determined in accordance with this Subsection 5.l{2)(a) the aggregate number of Shares that the Holder would have been entitled to receive as a result of such Share Reorganization, if, on such record date or effective date, as the case may be, the Holder had been the holder of record of the number of Shares so subscribed for and purchased.

(b)	If at any time during the Adjustment Period the Company shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Share of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Share or securities exchangeable for or convertible into Shares at a price per share to the holder (or in the case of securities exchangeable for or convertible into Shares, at an exchange or conversion price per share) at the date of issue of such securities of less than 95% of the Current Market Price of the Shares on such record date (any of such events being called a “Rights Offering”), the Exercise Price shall be adjusted effective immediately after the record date for such Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)	the numerator of which shall be the aggregate of:

(A)	the number of Shares outstanding on the record date for the Rights Offering; and

(B)	the quotient determined by dividing:

either: (a) the product of the number of Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Shares are offered; or (b) the product of the exchange, exercise or conversion price of the securities so offered and the number of Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged, exercised or converted, as the case may be; by the Current Market Price of the Shares as of the record date for the Rights Offering; and

(ii)	the denominator of which shall be the aggregate of the number of Shares outstanding on such record date and the number of Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable or exercisable for or convertible into Shares, the number of Shares into which such securities may be exchanged, exercised or converted).

Any Share owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 5.1(2)(b) as a result of the fixing by the Company of a record date for the issue or distribution of rights, options or warrants referred to in this Subsection 5.1(2)(b), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(c)	If at any time during the Adjustment Period the Company shall fix a record date for the issue or distribution to the holders of all or substantially all of the Share of:

(i)	shares of the Company of any class other than Shares;

(ii)	rights, options or warrants to acquire Shares or securities exchangeable or exercisable for or convertible into Shares (other than rights, options or warrants pursuant to which holders of Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Shares or securities exchangeable or exercisable for or convertible into Shares at a price per share (or in the case of securities exchangeable or exercisable for or convertible into Shares at an exchange, exercise or conversion price per share on the record date for the issue of such securities) of at least 95% of the Current Market Price of the Shares on such record date);

(iii)	evidences of indebtedness of the Company; or

(iv)	any property or assets of the Company;

and if such issue or distribution does not constitute a Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

(A)	the numerator of which shall be the difference between

the product of the number of Shares outstanding on such record date and the Current Market Price of the Shares on such record date, and the fair value, as determined by the directors of the Company, to the holders of Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

(B)	the denominator of which shall be the product obtained by multiplying the number of Shares outstanding on such record date by the Current Market Price of the Shares on such record date.

Any Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 5.l(2)(c) as a result of the fixing by the Company of a record date for the issue or distribution of rights, options or warrants to acquire Shares or securities exchangeable or exercisable for or convertible into Shares referred to in this Subsection 5.1(2)(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, exercise or conversion right to the amount which would then be in effect if the fair market value had been determined on the basis of the number of Shares issued and remaining issuable immediately after such expiry, and shall be further readjusted in such manner upon the expiry of any further such right.

(d)	If at any time during the Adjustment Period there shall occur:

(i)	a reclassification or redesignation of the Shares, any change of the Shares into other shares or securities or any other capital reorganization involving the Shares other than a Share Reorganization;

(ii)	a consolidation, amalgamation or merger of the Company with or into any other body corporate which results in a reclassification or redesignation of the Shares or a change of the Shares into other shares or securities; or

(iii)	the transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being herein called a “Capital Reorganization”), after the effective date of the Capital Reorganization, the Holder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of this Warrant, in lieu of the number of Shares which the Holder was theretofore entitled to purchase or receive upon the exercise of this Warrant; the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Shares to which the Holder was theretofore entitled to purchase or receive upon the exercise of this Warrant. If necessary, as a result of any Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interest thereafter of the Holder to the end that the provisions of this Warrant Certificate shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of this Warrant.

(e)	If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of Subsections 5.1(2)(a), 5.1(2)(b), or 5.1(2)(c) hereof, then the number of Shares purchasable upon the subsequent exercise of this Warrant shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

(3)	Rules: The following rules and procedures shall be applicable to adjustments made pursuant to Subsection 5.1(2) of this Warrant.

(a)	Subject to the following provisions of this Subsection 5.1(3), any adjustment made pursuant to Subsection 5.1(2) hereof shall be made successively whenever an event referred to therein shall occur.

(b)	No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least one per cent in the then Exercise Price; provided, however, that any adjustments which except for the provision of this Subsection 5.1(3)(b) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment.

Notwithstanding any other provision of Subsection 5.1(2) hereof, no adjustment of the Exercise Price shall be made which would result in an increase in the Exercise Price or a decrease in the number of Shares issuable upon the exercise of this Warrant (except in respect of the Share Reorganization described in Subsection 5.1(2)(a)(iv) hereof or a Capital Reorganization described in Subsection 5.1(2)(d)(ii) hereof).

(c)	No adjustment in the Exercise Price or in the number or kind of securities purchasable upon the exercise of this Warrant shall be made in respect of any event described in Section 5.l hereof if the Holder is entitled to participate in such event on the same terms mutatis mutandis as if the Holder had exercised this Warrant prior to or on the record date or effective date, as the case may be, of such event.

(d)	No adjustment in the Exercise Price or in the number of Shares purchasable upon the exercise of this Warrant shall be made pursuant to Subsection 5.1(2) hereof in respect of the issue from time to time of Shares and Shares pursuant to this Warrant Certificate or pursuant to any stock option, stock purchase or stock bonus plan in effect from time to time for directors, officers or employees of the Company and/or any subsidiary of the Company and any such issue, and any grant of options in connection therewith, shall be deemed not to be a Share Reorganization, a Rights Offering nor any other event described in Subsection 5.1(2) hereof.

(e)	If at any time during the Adjustment Period the Company shall take any action affecting the Shares, other than an action described in Subsection 5.1(2) hereof, which in the opinion of the directors would have a material adverse effect upon the rights of the Holder, either or both the Exercise Price and the number of Shares purchasable upon exercise of this Warrant shall be adjusted in such manner and at such time by action by the directors, in their sole discretion, as may be equitable in the circumstances; provided, however, that any such adjustment shall be subject to the approval of the applicable recognized stock exchange (if the Shares are then listed on such stock exchange) and any other required regulatory approvals.

(f)	If the Company shall set a record date to determine holders of Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Shares purchasable upon exercise of this Warrant shall be required by reason of the setting of such record date.

(g)	In any case in which this Warrant shall require that an adjustment shall become effective immediately after a record date for an event referred to in Subsection 5.1(2) hereof, the Company may defer, until the occurrence of such event:

(i)	issuing to the Holder, to the extent that this Warrant is exercised after such record date and before the occurrence of such event, the additional Shares issuable upon such exercise by reason of the adjustment required by such event; and

(ii)	delivering to the Holder any distribution declared with respect to such additional Shares after such record date and before such event;

provided, however, that the Company shall deliver to the Holder an appropriate instrument evidencing the right of the Holder, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price and the number of Shares purchasable upon the exercise of this Warrant and to such distribution declared with respect to any such additional Shares issuable on this exercise of this Warrant.

(h)	In the absence of a resolution of the directors fixing a record date for a Rights Offering, the Company shall be deemed to have fixed as the record date therefor the date of the issue of the rights, options or warrants issued pursuant to the Rights Offering.

(i)	If a dispute shall at any time arise with respect to adjustments of the Exercise Price or the number of Shares purchasable upon the exercise of this Warrant, such disputes shall be conclusively determined by a firm of independent chartered accountants other than the auditors of the Company and any such determination shall be conclusive evidence of the correctness of any adjustment made pursuant to Subsection 5.1(2) hereof and shall be binding upon the Company and the Holder.

(j)	As a condition precedent to the taking of any action which would require an adjustment pursuant to Subsection 5.1(2) hereof, including the Exercise Price and the number or class of Shares or other securities which are to be received upon the exercise thereof, the Company shall take any action which may, in the opinion of counsel to the Company, be necessary in order that the Company may validly and legally issue as fully paid and non-assessable shares all of the Shares or other securities which the Holder is entitled to receive in accordance with the provisions of this Warrant Certificate.

(4)	Notice: At least seven (7) days prior to any record date or effective date, as the case may be, for any event which requires or might require an adjustment in any of the rights of the Holder under this Warrant, including the Exercise Price and the number of Shares which are purchasable under this Warrant, the Company shall deliver to the Holder a certificate of the Company specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment. In case any adjustment for which a notice in this Subsection 5.1(4) has been given is not then determinable, the Company shall promptly after such adjustment is determinable deliver to the Holder a certificate providing the calculation of such adjustment. The Company hereby covenants and agrees that the register of transfers and transfer books for the Shares will be open, and that the Company will not take any action which might deprive the Holder of the opportunity of exercising the rights of subscription contained in this Warrant Certificate, during such seven (7) day period.

Determination of Adjustments

Section 5.2 If any question will at any time arise with respect to any adjustments to be made under Part 5, such question will be conclusively determined by the Company’s auditor, or, if the Company’s auditor declines to so act, any other chartered accountant that the Company may designate (acting reasonably) and who will have access to all appropriate records, and such determination will be binding upon the Company and the Holder.

Hold Period

Section 5.3 The Shares received by the Holder upon the exercise of the Warrants may be subject to a hold period as determined by the policies of the Canadian Securities Exchange and/or other applicable securities laws of stock exchange polices the Company is then listed on.

PART6

COVENANTS BY THE COMPANY

Reservation of Shares

Section 6.1 The Company will reserve, and there will remain unissued out of its authorized capita], a sufficient number of shares to satisfy the rights of purchase provided for in a11 Warrants from time to time outstanding.

PART7

RESTRICTION ON EXERCISE

Blocking Language

Section 7.1 Notwithstanding anything contained herein to the contrary, the rights represented by this Warrant Certificate will not be exercisable by the Holder, in whole or in part, and the Company will not give effect to any such exercise, if, after giving effect to such exercise, the Holder, together with any person or company acting jointly or in concert with the Holder (the “Joint Actors”) would in the aggregate beneficially own, or exercise control or direction over that number of voting securities of the Company which is twenty percent (20%) or greater of the total issued and outstanding voting securities of the Company, immediately after giving effect to such exercise. For greater certainty, the rights represented by this Warrant Certificate will not be exercisable by the Holder, in whole or in part, and the Company will not give effect to any such exercise, if, after giving effect to such exercise, the Holder, together with its Joint Actors, would be deemed to hold a number of voting securities sufficient to materially affect the control of the Company. The Company herby acknowledges and agrees that the members of the Holder, in the event that the Warrants held by the Holder are distributed to such persons, will not constitute Joint Actors on the basis that they are or were each members of the Holder.

Section 7.2 Any certificates representing Shares issued upon exercise of the Warrants prior to the date that is four months and one day after the date of issue of the Warrants, and any Shares issued in exchange for such Shares, will bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MAY 18, 2018.”

provided that at any time subsequent to the date which is four months and one day after the date hereof, any certificate representing any such Shares may be exchanged for a certificate bearing no such legends.

Section 7.3 This Warrant and the Shares to be issued upon its exercise have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. This Warrant may not be exercised in the United States, or by or for the account or benefit of a U.S. person or a person in the United States, unless (i) the Shares are registered under the U.S. Securities Act and the applicable laws of any such state or (ii) an exemption from such registration requirements is available and, in either case, the Holder has complied with the requirements set forth in the Warrant Exercise Form attached hereto as APPENDIX “B”. “United States” and “U.S. person” are as defined in Regulation Sunder the U.S. Securities Act.

Section 7.4 Any Shares issued upon exercise of this Warrant in the United States, or to or for the account or benefit of a U.S. person or a person in the United States, will be “restricted securities”, as defined in Rule 144(a)(3) under the U.S. Securities Act. The certificates representing such Shares, as well as all certificates issued in exchange or in substitution therefor, until such time as is no longer required under the applicable requirements of the U.S. Securities Act, or applicable state securities laws, will bear, on the face of such certificate, the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT,,) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) and such Shares were acquired at a time when the Company is a “foreign issuer” as defined in Regulation S, the legends set forth above in this Section 7.4 may be removed by providing a declaration to the registrar and transfer agent of the Company, as set forth in Appendix “D” attached hereto (or in such other form as the Company may prescribe from time to time); and provided, further, that, if the Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Company, the legends may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel of recognized standing in form and substance satisfactory to the Company that such legends are no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

Section 7.5 Notwithstanding any provision to the contrary contained herein, no Shares will be issued pursuant to the exercise of any Warrant if the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction, and the certificates evidencing the Shares thereby issued may bear such legend as may, in the opinion of legal counsel to the Company, be necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Shares of the Company are listed, provided that, at any time, in the opinion of legal coW1sel to the Company, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate, at that holder’s expense, provides the Company with evidence satisfactory in form and substance to the Company (which may include an opinion of legal counsel satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such Shares in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to the Company in exchange for a certificate which does not bear such legend.

PARTS

MODIFICATION OF TERMS, SUCCESSORS

Modification of Terms and Conditions for Certain Purposes

Section 8.1 From time to time the Company may, subject to the provisions of the Warrant Certificate, when so directed by the Holder, modify the terms and conditions hereof, for any one or more or all of the following purposes:

(a)	adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel for the Company, are necessary or advisable in the circumstances;

(b)	making such provisions not inconsistent herewith as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of Warrants on any stock exchange or house;

(c)	adding to or altering the provisions hereof in respect of the registration of Warrants making provision for the exchange of Warrant Certificates of different denominations; and making any modification in the form of Warrant Certificates which does not affect the substance thereof;

(d)	for any other purpose not inconsistent with the terms hereof, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein; and

(e)	to evidence any succession of any corporation and the assumption by any successor of the covenants of the Company herein and in the Warrants contained as provided hereafter in this Part 8.

The Company may Amalgamate on Certain Terms

Section 8.2 Nothing herein contained will prevent any amalgamation or merger of the Company with or into any other company, or the sale of the property or assets of the Company to any company lawfully entitled to acquire the same; provided however that the company formed by such merger or amalgamation or which acquires by conveyance or transfer all or substantially all the properties and assets of the Company will be a company organized and existing under the laws of Canada or of the United States of America or any Province, State, District or Territory thereof, which will, simultaneously with such amalgamation, merger, conveyance or transfer, assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Company and will succeed to and be substituted for the Company, and such changes in phraseology and form (but not in substance) may be made in the Warrant Certificate as may be appropriate in view of such amalgamation, merger or transfer.

Additional Financings

Section 8.3 Nothing herein contained will prevent the Company from issuing any other securities or rights with respect thereto during the period within which a Warrant is exercisable, upon such terms as the Company may deem appropriate.

[End of Schedule “A”]

APPENDIX “A”

INSTRUCTIONS TO HOLDERS

TO EXERCISE:

To exercise Warrants, the Holder must complete, sign and deliver the Warrant Exercise Form, attached as Appendix “B” and deliver the Warrant Certificate(s) to the Company, indicating the number shares to be acquired.

TO TRANSFER:

To transfer Warrants, the Holder must complete, sign and deliver the Warrant Transfer Form, attached as Appendix “C” and deliver the Warrant Certificate(s) to the Company. The Company may require such other certificates or opinions to evidence compliance with applicable securities legislation in Canada.

To transfer Warrants, the Warrant Holder’s signature on the Warrant Transfer Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.

GENERAL:

If forwarding any documents by mail, registered mail must be employed.

If the Warrant Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Warrant Certificate must also be accompanied by evidence of authority to sign satisfactory to the Company.

The address of the Company is:

iAnthus Capital Holdings, Inc.

420 Lexington Avenue, Suite 414

New York, New York 10170

United States

Attention: Chief Financial Officer

[End of Appendix “A”]

APPENDIX “B”

WARRANT EXERCISE FORM

TO:	iAnthus Capital Holdings, Inc.

420 Lexington Avenue, Suite 414

New York, New York 10170

United States

Attention: Chief Financial Officer

The undersigned Holder of the within Warrants hereby subscribes for                         common shares or Class A convertible restricted voting shares, as the case may be (the “Shares”) of iAnthus Capital Holdings, Inc. (the “Company”) pursuant to the within Warrants on the terms and price specified in the Warrants. This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

If the Warrants, or any of them, are exercised on or prior to June 29, 2018, then the Shares issued upon exercise of the Warrants will be Class A convertible restricted voting shares in the capital of the Company. If the Warrants, or any of them, are exercised after June 29, 2018 then the Shares issued upon exercise of the Warrants will be common shares in the capital of the Company.

The undersigned hereby directs that the Shares be registered as follows:

NAME ( S ) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

As at the time of exercise hereunder, the undersigned Holder represents, warrants and certifies as follows (check one):

☐	(A) the undersigned holder at the time of exercise of the Warrant is not in the United States, is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (as defined in Regulation S), and did not execute or deliver this exercise form in the United States; OR

☐	(B) the undersigned holder is resident in the United States, is a U.S. person, or is exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (a “U.S. Holder”), and is an “accredited investor”, as defined in Rule 50 l (a) of Regulation D under the U.S. Securities Act (a “U.S. Accredited Investor”), and has completed the U.S. Accredited Investor Status Certificate in the form attached to this exercise form; OR

☐	(C) if the undersigned holder is a U.S. Holder, the undersigned holder has delivered to the Company and the Company’s transfer agent an opinion of counsel of recognized standing (which will not be sufficient unless it is in form and substance satisfactory to the Company) or such other evidence satisfactory to the Company to the effect that with respect to the Shares to be delivered upon exercise of the Warrant, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws, or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

Note: Certificates representing common shares will not be registered or delivered to an address in the United States unless box (8) or (C) immediately above is checked.

If the undersigned Holder has indicated that the undersigned Holder is a U.S. Accredited Investor by marking box (B) above, the undersigned Holder additionally represents and warrants to the Company that:

(2)	the undersigned Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

(3)	the undersigned is: (i) purchasing the Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Shares as agent or trustee for any other person or persons (each a “Beneficial Owner”), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

(4)	the undersigned has not exercised the Warrants as a result of any form of general solicitation or general advertising (as such terms are used in Rule 502 of Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, television, the Internet or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking box (B) above, the undersigned also acknowledges and agrees that:

(5)	the Company has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Company as the undersigned has considered necessary or appropriate in connection with the undersigned’s investment decision to acquire the Shares;

(6)	if the undersigned decides to offer, sell or otherwise transfer any of the Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

(a)	the sale is to the Company;

(b)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)	the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or

(d)	the Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion of counsel of recognized standing in form and substance satisfactory to the Company;

(7)	the Shares are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

(8)	the Company has no obligation to register any of the Shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

(9)	the certificates representing the Shares (and any certificates issued in exchange or substitution for the Shares) will bear a legend stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or unless an exemption from such registration requirements is available;

(10)	delivery of certificates bearing such a legend may not constitute “good delivery” in settlement of transactions on Canadian stock exchanges or over-the-counter markets, but a new certificate without such a legend will be made available to the undersigned upon provision by the undersigned of a declaration to the registrar and transfer agent (the “Transfer Agent”) of the Company’s common shares in the form attached as Appendix “D” to the Warrant Certificate (or in such other form as the Company may prescribe from time to time) and, if requested by the Company or the Transfer Agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Company and the Transfer Agent, to the effect that such sale is being made in compliance with Rule 904 of Regulation S in circumstances where Rule 905 of Regulation S does not apply; and provided, further, that, if any Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Company, the legend may be removed by delivery to the Transfer Agent and the Company of an opinion of counsel of recognized standing in form and substance satisfactory to the Company that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(11)	the financial statements of the Company have been prepared in accordance with Canadian generally accepted accounting principles or International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(12)	there may be material tax consequences to the undersigned of an acquisition or disposition of the Shares;

(13)	the Company gives no opinion and makes no representation with respect to the tax consequences to the undersigned under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of any Shares; in particular, no determination has been made whether the Company will be a “passive foreign investment company” (commonly known as a “PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code;

(14)	funds representing the subscription price for the Shares which will be advanced by the undersigned to the Company upon exercise of the Warrants will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the undersigned acknowledges that the Company may in the future be required by law to disclose the undersigned’s name and other information relating to this exercise form and the undersigned’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the subscription price to be provided by the undersigned (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the undersigned, and it shall promptly notify the Company if the undersigned discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith;

(15)	the Company is not obligated to remain a “foreign issuer”; and

(16)	the undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Warrant Exercise Form.

In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the holder hereof and will be sent by first class mail to the last address of the holder appearing on the register maintained for the Warrants.

DATED this                              day of                                       , 20_____.

In the presence of:

Signature of Witness	Signature of Holder

Witness’s Name	Name and Title of Authorized Signatory for the Holder

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant Certificate without alteration. If the registration in respect of the certificates representing the Shares to be issued upon exercise of the Warrants differs from the registration of the Warrant Certificates the signature of the registered holder must be guaranteed by an authorized officer of a Canadian chartered bank, or of a major Canadian trust company, or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program, or from a similar entity in the United States, if this transfer is executed in the United States, or in accordance with industry standards.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant Certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of certain outstanding warrants of iANTHUS CAPITAL HOLDINGS, INC. (the “Company”) by the holder, the holder hereby represents and warrants to the Company that the holder, and each beneficial owner (each a “Beneficial Owner”), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write “W/11” for the undersigned holder, and “BIO” for each beneficial owner, if any, on each line that applies):

(1)	Any bank as defined in Section 3(a)(2) of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the U.S. Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 30l(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors” (as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act);

(2)	Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;

(3)	Any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

(4)	Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

(5)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase, exceeds US$1,000,000 (for the purposes of calculating net worth, (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of this certification, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of this certification exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability);

(6)	A natural person who had annual gross income during each of the last two full calendar years in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) and reasonably expects to have annual gross income in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) during the current calendar year, and no reason to believe that his or her annual gross income will not remain in excess of US$200,000 (or that together with his or her spouse will not remain in excess of US$300,000) for the foreseeable future;

(7)	Any director or executive officer of the Company; or

(8)	Any entity in which all of the equity owners meet the requirements of at least one of the above categories - if this alternative is selected you must identify each equity owner and provide statements from each demonstrating how they qualify as an accredited investor.

[End of Appendix “B”]

APPENDIX “C”

WARRANT TRANSFER FORM

TO:	iAnthus Capital Holdings, Inc.

420 Lexington Avenue, Suite 4I 4

New York, New York 10170

United States

Attention: Chief Financial Officer

FOR VALUE RECEIVED, the undersigned holder (the “Transferor”) of the within Warrants hereby sells, assigns and transfers to ________________ (the “Transferee”), ________________ Warrants of iAnthus Capital Holdings, Inc. (the “Company”) registered in the name of the undersigned on the records of the Company and irrevocably appoints ________________ the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

The undersigned hereby directs that the Warrants hereby transferred be issued and delivered as follows:

NAME IN FULL	ADDRESS	NUMBER OF WARRANTS

The Transferor hereby certifies that (check either A or B):

(A)	the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the United States Securities Act of I 933, as amended (the “U.S. Securities Act”), in which case the Transferor has delivered or caused to be delivered by the Transferee a written opinion of U.S. legal counsel of recognized standing in form and substance satisfactory to the Company to the effect that the transfer of the Warrants is exempt from the registration requirements of the U.S. Securities Act; or

(B)	the transfer of the Warrants is being made in reliance on Rule 904 of Regulation S under the U.S. Securities Act, and certifies that:

(1)	the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Company (except solely by virtue of being an officer or director of the Company) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”;

(2)	the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

(3)	neither the seller nor any affiliate of the seller nor any person acting on their behalf engaged in any directed selling efforts in connection with the offer and sale of the Warrants;

(4)	the sale is bona fide and not for the purpose of “washing off’ the resa]e restrictions imposed because the Warrants are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act);

(5)	the Transferor does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities; and

(6)	the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act.

Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated this                              day of                                       , 201_____.

Signature of Warrant Holder	Signature Guaranteed

INSTRUCTIONS FOR TRANSFER

Signature of the Warrant Holder must be the signature of the person appearing on the face of this Warrant Certificate.

If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

The signature on the Transfer Form must be guaranteed by a chartered bank or trust company, or a member firm of an approved signature guarantee medallion program. The guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”.

The Warrants will only be transferable in accordance with applicable laws. The Warrants and the common shares issuable upon exercise thereof have not been and will not be registered under the U.S. Securities Act or under the securities laws of any state of the United States, and may not be transferred to or for the account or benefit of a U.S. person or any person in the United States without registration under the U.S. Securities Act and applicable state securities laws, or compliance with the requirements of an exemption from registration. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

[End of Appendix “C”]

APPENDIX “D”

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO;	Registrar and transfer agent for the shares of iAnthus Capital Holdings, Inc. (the “Issuer”)

The undersigned (A) acknowledges that the sale of the __________ common shares or Class A convertible restricted voting shares, as the case may be, in the capital of the Issuer represented by certificate number ________., to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Issuer (except solely by virtue of being an officer or director of the Issuer) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise specified, terms used herein have the meanings given to them by Regulation Sunder the U.S. Securities Act.

Dated:

Signature of Individual (if Seller is an individual)

Authorized signatory (if Seller is not an individual)

Name of Seller (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (print print)

Affirmation by Seller’s Broker-Dealer

(Required for sales pursuant to Section (B)(2)(b) above)

We have read the representations of our customer         ,                                    (the “Seller”) contained in the foregoing Declaration for Removal of Legend, dated         , 20_        , with regard to the sale, for such Seller’s account, of                                   common shares (the “Securities”) of the Issuer represented by certificate number                                  . We have executed sales of the Securities pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(17)	(no offer to sell Securities was made to a person in the United States;

(18)	the sale of the Securities was executed in, on or through the facilities of the Canadian Securities Exchange or another designated offshore securities market (as defined in Rule 902(b) of Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(19)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(20)	we have done no more than execute the order or orders to sell the Securities as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities (including, but not be limited to, the solicitation of offers to purchase the Securities from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Issuer shall be entitled to rely upon the representations, warranties and covenants contained herein to the same extent as if this affirmation had been addressed to them.

Name of Firm

Per:	Authorized Signatory

[End of Appendix “D”]